Exhibit 99.1
American Physicians Capital, Inc. Second Quarter 2007 Investor Presentation Updated August 2007

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,300 policies in-force at June 30, 2007 Marketing in primarily 5 states with a focus on the upper Midwest region Direct premiums written totaled $156.9 million for the year ended December 31, 2006 Assets totaled $1.1 billion at June 30, 2007 NASDAQ Global Select Market: ACAP Market cap $425 million1 1As of August 28, 2007

Snapshot of APCapital Core States LTM 6/30/07 DWP - % by state Market Share Ranking 1 Expansion Michigan2 34% 2nd Home State Illinois2 28% 2nd Internal Ohio2 18% 5th Internal New Mexico3 14% 1st Merged NMPML in 1997 Kentucky 4% 7th Acquired KMIC in 1996 1 Source: Highline Data - Based on 2006 direct premiums written 2 Implemented tort reform 3 Patient compensation fund

Key Components of our Strategic Plan Focus on return on equity Strong management team Focus on medical professional liability in core markets Rate adequacy Stringent and innovative underwriting practices Strong reserves Aggressive claims management

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton, FCAS President & CEO 29 2001 Frank Freund, CPA Chief Financial Officer 25 1997 Annette Flood, RN, JD Chief Operating Officer 21 2001 Kevin Dyke, FCAS VP, Actuarial 14 2002 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 18 2002 Rhonda Fossitt CPCU, RPLU VP, Underwriting 28 2002 Laura Kline CIC, CPCU VP, Marketing 20 1987 Cathy Shutack BS, RRT VP, Claims 18 2002

Return to Profitability via Rate Adequacy 2002 2003 2004 2005 2006 Annual 0.3 0.349 0.211 0.092 -0.031 Cumulative 0.3 0.754 1.124 1.325 1.253 Average Rate Change Since 2002

Continually enhancing our unique underwriting systems Leveraging field underwriters to improve access to new business Performing on-site visits by risk management Predictive modeling and Communication Skills Assessment test Policy type primarily claims-made 68% of premiums are claims-made policies Only offer occurrence policies in: Michigan - our home state with 30+ years of data and good tort reform New Mexico and Indiana- required for access to state compensation funds Innovative Underwriting

Stringent and Innovative Underwriting Maintaining strict underwriting in high risk/high exposure areas Lowered maximum policy limits --- currently $2 million maximum policy limit Policies at or Below $1 million Policies Above $1 million East 0.98 0.02 98% 2% YTD June 30, 2007 Direct Premiums Written

Direct Captive Agents Independent Agents East 0.13 0.42 0.45 Focused Distribution System Use a focused, multi-channeled distribution system Premiums under controlled distribution channels grew to 55% in 2006 from 45% in 2005 Direct 13% 42% Captive Agents 45% Independent Agents 55% Controlled Distribution 2006 Direct Premiums Written

Focused Distribution System Market product through approximately 47 agencies Adding additional agents Enhance distribution system by leveraging strategic business alliances Medical society endorsements Purchasing group programs Other marketing alliances

Retention Ratio Six months ended June 30, 2006 Year ended 2006 Six months ended June 30, 2007 Illinois 82% 81% 81% Kentucky 69% 70% 86% Michigan 84% 85% 87% New Mexico 83% 82% 88% Ohio 83% 83% 87% Total (all states) 81% 82% 86%

Strong Reserves Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 6/1/2005 9/1/2005 Dec-05 3/1/2006 6/1/2006 9/1/2006 12/31/2006 Mar-07 6/1/2007 Net Loss & LAE IBNR* 118 122 141 141 144 154 164 170 178 188 203 228 241 248 257 Number of Open Claims 4447 4103 3885 3803 3342 3344 3211 3109 2991 2976 2558 2347 2256 2200 2124 *Includes Death, Disability & Retirement and Unallocated Loss Adjustment Expense, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $139M increase since Dec 2003

4Q02 2Q03 4Q03 2Q04 4Q04 2Q05 4Q05 2Q06 4Q06 2Q07 Average PL Reserve per Open Claim 94378 95503 96481 105912 114001 125167 133634 140374 160041 160789 167319 173889 Average PL Net Case Reserve 70905 75436 79773 82197 87574 95336 100146 103314 117010 114853 116333 119149 122400 120400 136300 138800 137900 138800 136200 Average Paid Claim (4Q Avg) 65644.37841 65827.72916 62776.58201 65888.0789 66276.12272 62218.26965 62414.57961 60758.20056 59257.90197 65167.26343 68218.51041 67882.32013 75897.41231 78810.33884 63047.66792 57572.95166 59060.94364 56618 69600 Average Reserve per Open and IBNR Claim 64805.85428 66254.6199 68053.46475 77107.56951 80113.24656 85621.88826 93795.13244 95655.66441 102709.208 102076.8143 103621.4429 107644.4493 110064.68 114591.8239 124840.2435 132176.5248 133448.7675 152616 No inflation in paid claims (severity) since 2003 Significantly improved reserve adequacy since 2003 Quarter Ending Average PL Net Case Reserve Average Paid Claim (4Q average) Reserve Adequacy and Severity

Strong Reserves 12/1/2003 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 6/1/2006 9/1/2006 12/31/2006 Mar-07 6/1/2007 East 114000 125200 136300 140400 160000 160800 167300 173900 181970 183380 215630 236049 244774 251469 257062

Aggressive Claims Management Produces Favorable Trial Results Defense Verdict Plaintiff Verdict APA 0.88 0.12 APCapital (2004, 2005, 2006 & YTD 2Q07) Defense Verdict Plaintiff Verdict

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 East 767 748 729 774 803 694 631 529 525 459 431 371 404 401 361 347 308 296 297 267 247 269

Claims Reported Per 100 Insureds Reported Frequency Trend Professional Liability Excluding Florida and Tails

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 East 41296 46554 58045 51124 57641 55209 67631 82319 81893 95498 102920 119046 104027 102648 113898 117309 121568 126747 127185 138768 141838 129725 Medical Professional Liability

Strategies for Success in Changing Underwriting Cycles Maintain underwriting discipline Be a market timer Have tough, but smart defense of claims Continue to develop new and innovative underwriting systems Be opportunistic and flexible Actively look for strategic acquisitions

FRANK H. FREUND CHIEF FINANCIAL OFFICER Note: All share and per share data in this presentation have been adjusted to reflect the three-for-two stock split payable on Nov. 2, 2006.

Financial Highlights Quarter End June 30, 2007 Highlights Net income up 52.5% to $16.3 million Diluted EPS up 67.0% to $1.44 Continued strong investment returns Current year Loss & LAE ratio dropped to 37.0% driven by positive reserve development of $12.9 million Less ceded premium due to new reinsurance terms for 2007 Effective tax rate 32.8% - impacted by movement into tax-exempt securities Return on beginning equity increased to 20% APCapital, Inc. Consolidated

Net Income (pre-tax basis) 2003 2004 2005 2006 2007 East -40.9 19.8 44.9 63 39.7 YTD 6/30/07 (in millions)

Calendar Year Combined Ratio (GAAP basis) 2003 2004 2005 2006 2007 East 1.353 1.099 0.955 0.875 0.718 YTD 6/30/07

Financial Highlights APCapital, Inc. Consolidated Year-to-Date Highlights Net income up 37.1% to $26.8 million Diluted EPS up 49.4% to $2.33 Current year Loss & LAE ratio dropped to 50.5% driven by positive reserve development of $17.2 million

High-Quality Investment Portfolio Investment Portfolio Highlights Average rating of bond portfolio is AA+ at 6/30/07 No subprime mortgage exposure; mortgage-backed securities are high quality, government agency issues Average yield on investments: 5.10% in 2Q07 Maintain a modified duration of 3.82 years at 6/30/07 5th best bond investment performance nationwide according to Ward's* Corporate Bonds Mortgage-backed Securities U.S Government Bonds Tax-Exempt Securities Cash & Cash Equivalents Other East 0.252 0.178 0.165 0.304 0.089 0.01 Investments totaled $877.9 million at June 30, 2007 *Based on highest 2005 bond yield, minimum net premiums written of $100 million

Book Value Growth 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 16.11 15.93 16.51 15.14 15.69 15.54 15.31 20.08 20.37 20.9 21.29 21.71 22.75 23.26 23.74 24.87 Up $9.33 since YE04

Active Share Repurchase Plan Two Outstanding Programs 10b5-1 Plan Board authorized $32 million for the 2007 10b5-1 plan; $23.97 million remained available as of August 16, 2007 Discretionary Plan On May 22, 2007, Board authorized $15 million; $6.7 million remained available as of August 16, 2007 On August 16, 2007, Board authorized $20 million; the Company will complete the May 2007 authorization before commencing the new $20 million authorization (Dollars in thousands) (Shares repurchased in thousands) *Through August 16, 2007

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Well positioned for changes in underwriting cycle Continued positive trends

Questions

Shareholder Analysis Institutional Insiders Retail East 0.81 0.15 0.04 Supplemental Information (1) As of August 29, 2007 (2) Share data based on June 30, 2007 13F Filings